UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

CHINA HOUSING & LAND DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-51429	20-1334845
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Identification Number

1008 Liuxue Road, Baqiao District

Xi’an, Shaanxi Province

China 710038

(Address of principal executive offices) (zip code)

86-29-83328813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 18, 2016 (U.S. Eastern Time), China Housing & Land Development, Inc. (the “Company”) issued a press release announcing the postponement of the effective and record dates for its proposed 1-for-50,000 reverse stock split (the “Reverse Stock Split”) to February 19, 2016. At a meeting held on January 28, 2016 Beijing time, the Company’s Board of Directors had previously approved a record date of February 15, 2016 and an effective date of February 18, 2016 for the Reverse Stock Split. The Company is now postponing the effective and record dates for the Reverse Stock Split to February 19, 2016.

As described in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on December 31, 2015, the Company’s stockholders approved the Reverse Stock Split at a special meeting of the Company’s stockholders held on December 30, 2015 Beijing time (December 29, 2015 U.S. Eastern Time). The implementation of the Reverse Stock Split is expected to reduce the number of the Company’s stockholders of record to less than 300 and allow the Company to “go private” by terminating its registration under the Securities Exchange Act of 1934 and removing its common stock from quotation on NASDAQ.

Due to logistical reasons associated with effectuating the Reverse Stock Split, the Company’s management has determined that it is appropriate to postpone the effective date of the Reverse Stock Split to February 19, 2016. As described in further detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 25, 2015, following the consummation of the Reverse Stock Split, the Company’s stockholders as of February 19, 2016 will receive new stock certificates and/or cash in lieu thereof, as applicable, in exchange for surrendering their current stock certificates to our exchange agent.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits	Description

99.1	Press Release dated February 18, 2016.

Safe Harbor Statement

Certain statements herein that reflect management's expectations regarding future events are forward-looking in nature and, accordingly, are subject to risks and uncertainties, which is covered under the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Such statements include, among others, all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements can be identified by the use of forward-looking terminology such as "will," "believes," "expects" or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this press release. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the risk that the Transaction may be delayed or may not be consummated; risks related to the diversion of management's attention from our ongoing business operations; the effect of the announcement of the proposed Transaction or operational activities taken in anticipation of the Transaction on our business relationships, operating results and business generally; the outcome of any legal proceedings that have been or may be instituted against us related to the Transaction; and the amount of the costs, fees, expenses and charges related to the Transaction. For a description of additional risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this press release, see our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HOUSING & LAND DEVELOPMENT, INC.

Dated: February 18, 2016	By:	/s/ Pingji Lu
Name: Pingji Lu
Title: Chief Executive Officer